Filed pursuant to Rule 497

File No. 333-218611

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES OFFERING OF NOTES

4/17/2018

GREENWICH, Conn. – (BUSINESS WIRE) – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCB, NYSE:ECCZ, NYSE:ECCY) today announced that it has commenced an underwritten public offering of $50,000,000 aggregate principal amount of unsecured notes due 2028 (the “2028 Notes”). The 2028 Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof and are expected to pay interest quarterly. The terms of the 2028 Notes are to be determined by negotiations between the Company and the underwriters. The 2028 Notes are expected to be rated ‘A-’ by Egan-Jones Ratings Company. In addition, the Company plans to grant the underwriters a 30-day option to purchase up to an additional $7,500,000 aggregate principal amount of 2028 Notes to cover overallotments, if any.

The Company intends to use the net proceeds from the offering of the 2028 Notes to redeem the Company’s unsecured notes due 2020, which are redeemable upon 30 days’ notice, and if any net proceeds remain, to acquire investments in accordance with the Company’s investment objectives and strategies, to make distributions to the Company’s stockholders and for general working capital purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMERICAN:LTS), is acting as the lead bookrunner for the offering. B. Riley FBR, Inc. and Oppenheimer & Co. Inc. are acting as joint bookrunners for the offering. BB&T Capital Markets, Incapital LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ:NHLD), are acting as lead managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated April 17, 2018 and the accompanying prospectus dated June 14, 2017, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 277 Park Avenue, 26th Floor, New York, New York 10172, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com